Exhibit A-3
                              PROPOSED POSITION (2)

                    |--------------------|
                    |                    |<-----  external $3.9bn
                    |   The National     |        liability
                    |   Grid Group plc   |
                    |                    |
                    |                    |
                    |--------------------|
                             |
            _________________|____________
            |                             |
            |                             |
  |--------------------|        |--------------------|
  |   National Grid    |        |   National Grid    |
  |   Holdings Ltd     |        | (US) Holdings Ltd  |
  |--------------------|        |--------------------|
            |                             |
            |                             |<-------------- preference shares
            |                             |
  |--------------------|        |--------------------|
  |   NatGrid Finance  |<-------|   National Grid    |
  |     Holdings Ltd   |------->| (US) Investments   |
  |--------------------|   ^    |--------------------|
                           |              |
                      currency swap       |
                                          |
                                |--------------------|
                                |   National Grid    |
                                |  (Ireland) 1 Ltd   |
                                |     ($ shares)     |
                                |--------------------|
                                         |
                                         |
                                         |------------------------|
                                         |                        |
                                         |                |------------------|
                                         |                |  National Grid   |
                                         |                | (Ireland) 2 Ltd  |
                                         |                |------------------|
                                         |                        |
                                         |                        |
                                         |------------------------|
                                         |
                                         |
                                |--------------------|
                                |   National Grid    |
                                | General Partnership|
                                |--------------------|
                                         |
                                         |
                                         |
                                |--------------------|
                                |   National Grid    |
                                |        USA         |
                                |--------------------|